Certification of Accuracy

Re: Translation (from Chinese into English) of the following document:

Merger and Acquisition Agreement

Party A: 123 Natural Food Ontario Ltd.
Party B: China Youth (Canada) Langton Education Technology Co.
Party C: Toronto ESchool Inc.

I, Yan Yan Su, hereby attest that I am a translator certified by The Association of Translators and Interpreters of Ontario (ATIO) for *Chinese* into *English and English into Chinese*, that I have translated the attached document, and that to the best of my knowledge, ability, and belief this translation is a true, accurate, and complete translation of the document that was provided to me.

苏燕燕

YAN YAN SU, CT

June 25. 2021

DATE

Yan Yan Su, Certified Translator (English to Chinese, Chinese to English)
Tel: 1-647-271-3368, Email: yanyansu2004@yahoo.ca

Merger and Acquisition Agreement

Party A: 123 Natural Food Ontario Ltd.
Party B: China Youth (Canada) Langton Education Technology Co.
Party C: Toronto ESchool Inc.

After friendly consultation, Party A, B and C, in order to seek greater development, reach the following agreement on the transfer of Party B's shares held by Party C to Party A.

1 、Party B is the controlling shareholder of Party C, holding 55% of Party C's shares.
2、 Party C owns 100% of Toronto Online High School[1], which is registered with the Ontario Ministry of Education. Toronto Online High School offers OSSO online high school diploma programs for Canadian and overseas students in grades 9-12, and currently has more than 10 students enrolled and is still running at a loss.
3、 Party A shall acquire 55% of Party C's shares held by Party C for CAD $1. The three parties are scheduled to complete the share change procedures on December 31, 2017.
4 、Party A promises to Party B to make full use of its own resources to make Party C stronger and bigger, expand enrollment in overseas markets, and ensure profitability from 2019 onwards.
5、Matters not covered herein shall be amicably negotiated by the three parties.
6 、This agreement is made in triplicate, the Chinese agreement shall prevail, and shall come into force after being signed by the three parties.

Party A : 123 Natural Food Ontario Ltd.
Signature: [handwritten signature]

Party B : China Youth (Canada) Langton Education Technology Co.
Signature: [handwritten signature]

Party C : Toronto ESchool Inc.
Signature: [handwritten signature]

November 15, 2017

[1] Name of school is translated based on the information available at the time of translation.

并购协议书

Party A （甲方）：123 Natural Food Ontario Ltd.

Party B （乙方）：China Youth (Canada) Langton Education Technology Co. Ltd.

Party C （丙方）：Toronto ESchool Inc.

甲、乙、丙三方经友好协商，为了谋求更大发展，就乙方将持有丙方的股份转让给甲方达成如下协议：

1、乙方是丙方控股股东，持有丙方 55%股份。

2、丙方 100%拥有安大略教育部注册的多伦多在线高中，多伦多在线高中为加拿大和海外学生提供 9-12 年级 OSSD 线上高中文凭课程，目前拥有在校学生 10 多名，尚处于亏损状态。

3、甲方以一加元收购乙方持有的丙方 55%股份，三方定于 2017 年 12 月 31 日完成股份变更手续。

4、甲方承诺乙方充分利用自身资源将丙方做大做强，扩大海外市场的招生，保证从 2019 年开始盈利。

5、未尽事宜，三方友好协商。

6、本协议一式三份，以中文协议为标准，三方签字后生效。

Party A （甲方）：123 Natural Food Ontario Ltd.

签字：

Party B （乙方）：China Youth (Canada) Langton Education Technology Co. Ltd.

签字：

Party C （丙方）：Toronto ESchool Inc.

签字：

2017 年 11 月 15 日